UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   October 8, 2003

OPTION CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 E. Half Day Road, Suite 300 Buffalo Grove, Illinois		60089
(Address of Principal Executive Offices)		(Zip Code)

(847) 465-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	99.1	Option Care Press Release, dated October 8, 2003.

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 8, 2003, Option Care, Inc. issued a press release announcing that the Company does not expect to meet analysts’ consensus earnings estimates for the quarter ended September 30, 2003 and the year ending December 31, 2003. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Option Care under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.

	By:	/s/ Paul Mastrapa
Paul Mastrapa,
Senior Vice President and Chief Financial Officer

Dated: October 14, 2003